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                                                                    Exhibit 10.7

                     AMENDMENT TO SOFTWARE LICENSE AGREEMENT


          This Amendment, effective as of January 24th, 2003, (the "Amendment"), is an amendment to the Amended and Restated Software License Agreement (the "Agreement"), dated as of May 15, 2002 by and between ITA Software, Inc. ("ITA") and Orbitz, LLC ("Orbitz"). All terms used but not defined herein shall have the meanings assigned to them in this Agreement.

          WHEREAS, Orbitz and ITA desire to amend the Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, the parties agree to amend the Agreement as follows:

          1. The parties agree that, effective as of the date of the Agreement, notwithstanding any other provision of the Agreement, the following will be included in the definition of "Incremental PNRs", for the purposes of Sections 8(c) and 8(d) of the Agreement: (i) any PNR created by an End User means of "Orbitz for Business" or a similar or a successor Site, and (ii) any other "corporate PNR", defined as any PNR created by an End User who was shown any fare(s) in connection with such PNR, including but not limited to so-called "corporate fares", "negotiated fares" or "private fares" that are offered by a carrier or by Orbitz to corporate accounts, including the corporate account with which such End User is affilated.

          2.   [***]

          3. This amendment shall amend, modify, and supersede, to the extent of any inconsistencies, the provisions of the Agreement. Except as expressly affected by this Amendment, the Agreement shall remain in full force and effect.


ORBITZ, LLC                                  ITA SOFTWARE, INC.

BY: /s/ Gary Doernhoefer                     BY: /s/ B. David Sandberg
  ---------------------------------              -------------------------------
NAME: Gary Doernhoeher                       NAME: B. David Sandberg
     ------------------------------                -----------------------------
TITLE: VP & General Counsel                  TITLE: VP - General Counsel
      -----------------------------                 ----------------------------


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